Distributable Earnings Information (Unaudited)

Beginning with the first quarter of 2019, the Company has determined that distributable earnings is the primary financial measure used by management to make operating decisions and assess the performance of our business. In connection with this determination, the definition of distributable earnings was modified to include the deduction for preferred unit distributions and exclude costs related to the Brookfield transaction. For comparability, prior periods have been recast for this change, as applicable. The following tables set forth historical information for distributable earnings.

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
Distributable Earnings Revenues	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2018
	(Dollars in thousands)
Revenues:
Management fees	$215,765	$212,567	$210,153	$208,593	$847,078	$201,207	$202,714	$203,440	$207,214	$814,575	$202,947	$195,935	$197,056	$194,417	$790,355
Incentive income	97,146	89,116	101,623	71,993	359,878	147,442	459,896	54,508	73,557	735,403	235,557	51,352	74,488	134,138	495,535
Realized investment income proceeds	12,923	10,694	18,020	24,753	66,390	29,095	37,250	24,919	37,204	128,468	38,760	39,768	48,278	23,680	150,486
Total distributable earnings revenues	$325,834	$312,377	$329,796	$305,339	$1,273,346	$377,744	$699,860	$282,867	$317,975	$1,678,446	$477,264	$287,055	$319,822	$352,235	$1,436,376

Adjusted Expenses

Expenses:
Compensation and benefits	$(104,270)	$(99,173)	$(94,624)	$(83,870)	$(381,937)	$(102,136)	$(99,270)	$(95,691)	$(84,817)	$(381,914)	$(104,770)	$(103,642)	$(100,589)	$(90,667)	$(399,668)
Incentive income compensation	(49,749)	(35,407)	(47,378)	(37,149)	(169,683)	(73,144)	(269,974)	(26,362)	(33,348)	(402,828)	(130,442)	(20,984)	(31,508)	(55,183)	(238,117)
General and administrative	(38,185)	(31,810)	(30,151)	(35,508)	(135,654)	(32,469)	(32,439)	(29,134)	(38,298)	(132,340)	(37,437)	(39,108)	(37,963)	(38,590)	(153,098)
Depreciation and amortization	(3,160)	(3,048)	(2,866)	(3,145)	(12,219)	(2,823)	(2,004)	(2,036)	(2,287)	(9,150)	(2,253)	(2,310)	(2,218)	(2,209)	(8,990)
Total adjusted expenses	$(195,364)	$(169,438)	$(175,019)	$(159,672)	$(699,493)	$(210,572)	$(403,687)	$(153,223)	$(158,750)	$(926,232)	$(274,902)	$(166,044)	$(172,278)	$(186,649)	$(799,873)

Distributable Earnings

Interest expense, net of interest income	$(8,682)	$(7,977)	$(7,799)	$(7,387)	$(31,845)	$(6,971)	$(6,544)	$(6,280)	$(6,580)	$(26,375)	$(3,410)	$(2,399)	$(2,197)	$(1,181)	$(9,187)
Preferred unit distributions	—	—	—	—	—	—	—	—	—	—	—	—	(3,909)	(8,368)	(12,277)
Operating Group income taxes	(1,407)	(1,422)	(1,662)	(144)	(4,635)	(1,021)	(1,621)	(5,208)	218	(7,632)	(2,746)	(2,140)	(222)	(2,652)	(7,760)
Other income (expense), net	135	(1,527)	(4,902)	(2,098)	(8,392)	41	1,282	874	(599)	1,598	(2,233)	(2,186)	2,724	(3,779)	(5,474)
Distributable earnings (1)	$120,516	$132,013	$140,414	$136,038	$528,981	$159,221	$289,290	$119,030	$152,264	$719,805	$193,973	$114,286	$143,940	$149,606	$601,805

(1) Reflects the sum of total distributable earnings revenues, adjusted expenses, net interest expense, preferred unit distributions, Operating Group income taxes and other income (expense).

Reconciliation of GAAP to Non-GAAP Financial Information (Unaudited)

The following tables reconcile net income attributable to Oaktree Capital Group, LLC Class A unitholders to distributable earnings.

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2018
	(Dollars in thousands)

Net income attributable to OCG Class A unitholders	$28,078	$49,047	$58,297	$59,283	$194,705	$54,915	$117,324	$45,841	$13,414	$231,494	$52,732	$31,121	$52,750	$74,538	$211,141
Incentive income (1)	39,942	(54)	(7)	(38,474)	1,407	38,536	3,418	—	(55,607)	(13,653)	83,581	16,065	7,935	(288,176)	(180,595)
Incentive income compensation (1)	(39,942)	54	7	38,474	(1,407)	(38,536)	(3,418)	—	55,607	13,653	(45,627)	(5,766)	(4,214)	156,165	100,558
Investment income	(10,453)	(34,288)	(59,387)	(72,932)	(177,060)	(46,910)	(60,027)	(48,791)	(52,617)	(208,345)	(23,139)	(19,632)	(51,796)	63,687	(30,880)
Realized investment income proceeds (2)	12,923	10,694	18,020	24,753	66,390	29,095	37,250	24,919	37,204	128,468	38,760	39,768	48,278	23,680	150,486
Equity-based compensation (3)	13,896	14,726	19,838	15,264	63,724	14,953	14,748	15,828	13,808	59,337	14,621	15,246	14,747	18,375	62,989
Foreign-currency hedging (4)	5,866	3,665	1,306	(9,341)	1,496	(1,996)	1,869	(833)	2,413	1,453	(2,122)	(741)	(247)	604	(2,506)
Acquisition-related items (5)	391	(1,889)	(253)	827	(924)	1,602	861	(3,919)	3,294	1,838	1,574	(2,834)	1,703	5,531	5,974
Other (income) expense, net (6)	—	—	—	—	—	—	—	—	21,962	21,962	(2,745)	(2,745)	(2,745)	(2,745)	(10,980)
Income taxes	11,272	7,149	6,906	12,557	37,884	11,281	3,920	8,649	183,960	207,810	3,651	2,727	6,346	4,295	17,019
Non-Operating Group (income) expense (7)	264	201	182	529	1,176	232	255	62	(144,692)	(144,143)	(20)	328	321	3	632
Non-controlling interests (7)	58,279	82,708	95,505	105,098	341,590	96,049	173,090	77,274	73,518	419,931	72,707	40,749	70,862	93,649	277,967
Distributable earnings (8)	$120,516	$132,013	$140,414	$136,038	$528,981	$159,221	$289,290	$119,030	$152,264	$719,805	$193,973	$114,286	$143,940	$149,606	$601,805

(1)	This adjustment relates to unrealized incentive income which is excluded from distributable earnings revenues and incentive income compensation expense.

(2)
This adjustment reflects the portion of distributions received from funds characterized as realized investment income or loss. In general, the income or loss component of a distribution from a fund is calculated by multiplying the amount of the distribution by the ratio of our investment’s undistributed income or loss to our remaining investment balance. In addition, if the distribution is made during the investment period, it is generally not reflected in distributable earnings until after the investment period ends.

(3)	This adjustment adds back the effect of equity-based compensation expense, which is excluded from distributable earnings because it is a non-cash charge that does not affect our financial position.

(4)	This adjustment removes the effect of unrealized gains and losses related to foreign-currency hedging activities.

(5)
This adjustment adds back the effect of acquisition-related items associated with the amortization of intangibles, changes in the contingent consideration liability and costs related to the Brookfield transaction, which are excluded from distributable earnings.

(6)
For distributable earnings, the make-whole premium charge that was included in net income attributable to OCG Class A unitholders in the fourth quarter of 2017 in connection with the early repayment of our 2019 Notes is amortized through the original maturity date of December 2019.

(7)
Because distributable earnings is calculated at the Operating Group level, this adjustment adds back the effect of items applicable to OCG, its Intermediate Holding Companies or non-controlling interests.

(8)
Per Class A unit amounts are calculated to evaluate the portion of distributable earnings attributable to Class A unitholders. Reconciliations of distributable earnings to distributable earnings per Class A unit are presented below.

	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended
	Mar 31, 2016	Jun 30, 2016	Sep 30, 2016	Dec 31, 2016	Dec 31, 2016	Mar 31, 2017	Jun 30, 2017	Sep 30, 2017	Dec 31, 2017	Dec 31, 2017	Mar 31, 2018	Jun 30, 2018	Sep 30, 2018	Dec 31, 2018	Dec 31, 2018
	(Dollars in thousands, except per unit data)

Distributable earnings	$120,516	$132,013	$140,414	$136,038	$528,981	$159,221	$289,290	$119,030	$152,264	$719,805	$193,973	$114,286	$143,940	$149,606	$601,805
OCGH non-controlling interest	(72,019)	(78,702)	(83,545)	(80,734)	(315,000)	(94,341)	(170,199)	(69,977)	(88,978)	(423,495)	(109,624)	(62,534)	(78,568)	(81,446)	(332,172)
Non-Operating Group income (expense)	(264)	(201)	(182)	(529)	(1,176)	(232)	(255)	(62)	(372)	(921)	20	(328)	(321)	397	(232)
Distributable earnings-Class A income taxes	(3,380)	(1,303)	(789)	(6,467)	(11,939)	(4,112)	(7,223)	4,323	1,618	(5,394)	(333)	1,973	1,687	(1,991)	1,336
Tax receivable agreement	(5,106)	(5,106)	(5,106)	(5,151)	(20,469)	(5,363)	(5,415)	(5,415)	(5,415)	(21,608)	(3,858)	(4,008)	(4,008)	(3,704)	(15,578)
Distributable earnings-Class A	$39,747	$46,701	$50,792	$43,157	$180,397	$55,173	$106,198	$47,899	$59,117	$268,387	$80,178	$49,389	$62,730	$62,862	$255,159
Distributable earnings per Class A unit	$0.64	$0.75	$0.81	$0.69	$2.88	$0.88	$1.65	$0.74	$0.91	$4.18	$1.18	$0.69	$0.88	$0.88	$3.62
Weighted average number of Class A units outstanding	61,894	62,617	62,755	62,986	62,565	63,022	64,193	64,394	64,961	64,148	67,918	71,177	71,369	71,591	70,526